Exhibit  32.1



     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     I, Harold A. Yount, Jr., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Fleurs De Vie, Inc. on Form 10-QSB for the quarterly period ended September 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Fleurs De Vie, Inc.

                              By:/s/  Harold  A.  Yount,  Jr.
                              -------------------------------
                              Harold  A.  Yount,  Jr.
                              Chief  Executive  Officer  and
                              Principal  Accounting  Officer

November  14,  2006

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